ING PARTNERS, INC.

ING Columbia Contrarian Core Portfolio

(the “Portfolio”)

Supplement dated June 3, 2013

to the Portfolio’s Adviser Class, Initial Class, Service Class and Service 2 Class Statement of Additional Information (“SAI”) dated April 30, 2013

On May 23, 2013, the Portfolio’s Board of Directors approved a change with respect to the sub-advisory fee structure for the Portfolio.

1.                                      Effective immediately, the Portfolio’s SAI is revised as follows:

The line item with respect to the Portfolio in the table of the sub-section entitled “Sub-Advisers — Sub-Advisory Fees” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
Columbia	ING Columbia Contrarian Core Portfolio(1)

0.320% of the first $100 million of the Portfolio’s average daily net assets;

0.280% of the next $150 million of the Portfolio’s average daily net assets;

0.250% of the next $250 million of the Portfolio’s average daily net assets and;

0.220% of the Portfolio’s average daily net assets in excess of $500 million.(8)

(8)                                 For purposes of calculating the fees of ING Columbia Contrarian Core Portfolio under the sub-advisory contract, the assets of  ING Columbia Contrarian Core Portfolio are aggregated with those of  ING Multi-Manager Large Cap Core Portfolio (a series of ING Investors Trust) that are sub-advised by Columbia.

2.                                      All references to ING Columbia Contrarian Core Portfolio in the sub-section entitled “Non-Fundamental Investment Policies” of the section entitled “Fundamental and Non-Fundamental Investment Restrictions” of the Portfolio’s SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE